Purchase Price Allocation (Detail) (USD $) In Thousands, unless otherwise specified	May 24, 2012 Acquired Assets	Nov. 15, 2011 Dairyland	Oct. 07, 2011 School Transportation Services Llc	Dec. 31, 2011 Schumacher Bus Lines, S&K Transportation Inc, A&B Bus, Safe Start Transportation	Feb. 16, 2011 Ocean State Acquisition	Jan. 07, 2011 Ridge Road	Dec. 21, 2010 Konner Acquisition	Jul. 15, 2010 Leuschen Acquisition
Business Acquisition [Line Items]
Current assets, less current liabilities	$ 115	$ 2,726	$ 75	$ (2)	$ 229	$ 2,489	$ 368	$ (432)
Property and equipment	16,366	27,333	967	2,543	6,860	15,955	2,554	8,184
Intangible assets	1,664	7,600	1,221	470	2,100	2,640	325	5,892
Deferred taxes	(4,617)	(6,711)		(156)	(2,539)	(4,838)	(338)	(667)
Fair value of net assets acquired	13,528	30,948	2,263	2,855	6,650	16,246	2,909	12,977
Goodwill		16,052	2,237	949	4,036	7,031	698	6,638
Total		$ 47,000	$ 4,500	$ 3,804	$ 10,686	$ 23,277	$ 3,607	$ 19,615